EXHIBIT 23






              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into WPS Resources Corporation's previously filed Registration Statement Files No. 33-35050, No. 33-47172, No. 33-61991, No. 33-65167, and No. 333-34401.



                                                   ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
March 6, 1998

                                    -250-